UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
October 5, 2020
Date of Report (Date of Earliest Event Reported)
Vontier Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39483	84-2783455
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5420 Wade Park Boulevard, Suite 206
Raleigh, NC 27607
(Address of principal executive offices)
Registrant’s telephone number, including area code: (984) 247-8308
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $.0001 per share	VNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 5, 2020, Fortive Corporation, the parent company of Vontier Corporation (the "Company"), issued a press release announcing preliminary expected financial results for the fiscal quarter ended September 25, 2020. A copy of the October 5, 2020 press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The information set forth in this Item 2.02 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for any purpose. This Item 2.02 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed incorporated by reference in any filing the Company has made or may make under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 5, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
VONTIER CORPORATION
By:     /s/ Courtney Kamlet
Name: Courtney Kamlet
Title: Vice President - Associate General Counsel and Corporate Secretary

Date: October 5, 2020